Exhibit 99.2s

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Daniel R. Omstead, whose signature appears below, constitutes and appoints Laura Woodward, Joseph R. Fleming, Christopher P. Harvey, Alison M. Fumai and Brian S. Vargo and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution among himself or herself and each of the persons appointed herein, for him or her in his or her name, place and stead, in any and all capacities, to sign any and all registration statements of TEKLA WORLD HEALTHCARE FUND (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	May 18, 2015

/s/ Daniel R. Omstead
Daniel R. Omstead

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Michael W. Bonney, whose signature appears below, constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming, Christopher P. Harvey, Alison M. Fumai and Brian S. Vargo and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution among himself or herself and each of the persons appointed herein, for him or her in his or her name, place and stead, in any and all capacities, to sign the Declaration of Trust and any and all registration statements of TEKLA WORLD HEALTHCARE FUND (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	May 18, 2015

/s/ Michael W. Bonney
Michael W. Bonney

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Rakesh K. Jain, whose signature appears below, constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming, Christopher P. Harvey, Alison M. Fumai and Brian S. Vargo and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution among himself or herself and each of the persons appointed herein, for him or her in his or her name, place and stead, in any and all capacities, to sign the Declaration of Trust and any and all registration statements of TEKLA WORLD HEALTHCARE FUND (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	May 18, 2015

/s/ Rakesh K. Jain
Rakesh K. Jain

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Oleg M. Pohotsky, whose signature appears below, constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming, Christopher P. Harvey, Alison M. Fumai and Brian S. Vargo and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution among himself or herself and each of the persons appointed herein, for him or her in his or her name, place and stead, in any and all capacities, to sign the Declaration of Trust and any and all registration statements of TEKLA WORLD HEALTHCARE FUND (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	May 18, 2015

/s/ Oleg M. Pohotsky
Oleg M. Pohotsky

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that William S. Reardon, whose signature appears below, constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming, Christopher P. Harvey, Alison M. Fumai and Brian S. Vargo and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution among himself or herself and each of the persons appointed herein, for him or her in his or her name, place and stead, in any and all capacities, to sign the Declaration of Trust and any and all registration statements of TEKLA WORLD HEALTHCARE FUND (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	May 18, 2015

/s/ William S. Reardon
William S. Reardon

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Uwe E. Reinhardt, whose signature appears below, constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming, Christopher P. Harvey, Alison M. Fumai and Brian S. Vargo and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution among himself or herself and each of the persons appointed herein, for him or her in his or her name, place and stead, in any and all capacities, to sign the Declaration of Trust and any and all registration statements of TEKLA WORLD HEALTHCARE FUND (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	May 18, 2015

/s/ Uwe E. Reinhardt
Uwe E. Reinhardt

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Lucinda H. Stebbins, whose signature appears below, constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming, Christopher P. Harvey, Alison M. Fumai and Brian S. Vargo and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution among himself or herself and each of the persons appointed herein, for him or her in his or her name, place and stead, in any and all capacities, to sign the Declaration of Trust and any and all registration statements of TEKLA WORLD HEALTHCARE FUND (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	May 18, 2015

/s/ Lucinda H. Stebbins
Lucinda H. Stebbins

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Laura Woodward, whose signature appears below, constitutes and appoints Daniel R. Omstead, Joseph R. Fleming, Christopher P. Harvey, Alison M. Fumai and Brian S. Vargo and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution among himself or herself and each of the persons appointed herein, for him or her in his or her name, place and stead, in any and all capacities, to sign the Declaration of Trust and any and all registration statements of TEKLA WORLD HEALTHCARE FUND (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	May 18, 2015

/s/ Laura Woodward
Laura Woodward